Exhibit 10.6

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      SUMMARY OF EXECUTIVE OFFICER BENEFITS AND BOARD OF DIRECTORS BENEFITS
                                   AND FEES *


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Description of          Eligible Positions              Amount/Schedule
   Benefit

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Automobile              Chief Executive Officer         $1,500/month
Allowance               Chief Operating Officer         $1,300/month
                        Division Presidents and         $1,100/month
                         Executive Vice Presidents
                        Senior Vice Presidents          $1,000/month

____________________________________________________________________________________

Club Memberships        Chief Executive Officer         Club Membership &
and Dues                                                $1,300/month dues allowance

                        Chief Operating Officer,        Club Membership &
                         Division Presidents and        $650/month dues
                         Executive Vice Presidents      allowance

                        Senior Vice Presidents          Continued use of a Club
                                                        Membership through the
                                                        date after 3/31/2005 on
                                                        which the executive's
                                                        continued employment
                                                        location is determined &
                                                        $650/month dues allowance

____________________________________________________________________________________

Sprint Long-Distance    Board of Directors              $6,000/year (continues
Telephone and                                           after retirement for up
PCS Service (1)                                         to 120 months) and use
                                                        of Sprint PCS handsets,
                                                        accessories, equipment and
                                                        replacement parts related
                                                        to this service.

____________________________________________________________________________________

Sprint Long-Distance    Chief Executive Officer,        Actual usage (continues
Telephone                Chief Operating Officer,       after retirement)
Service (1)              Division Presidents,
                         Executive and Senior Vice
                         Presidents


____________________________________________________________________________________

Personal use            Chief Executive Officer         Under an executive
of corporate                                            security program
aircraft                                                established by the
                                                        Compensation Committee,
                                                        the CEO is required to use
                                                        Sprint aircraft for personal
                                                        as well as business travel.
                                                        Sprint provides these
                                                        security services for its
                                                        benefit rather than as a
                                                        personal benefit or
                                                        perquisite for the CEO.


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                         Chief Operating Officer,       The CEO must pre-approve
                         Division Presidents and        any proposed personal use
                         Executive Vice Presidents      of the corporate aircraft
                         not covered by a security      for personal reasons.  No
                         program that requires          additional non-business
                         executive to use Sprint        flights may be approved
                         aircraft for personal as       once the compensation from
                         well as business travel.       personal use exceeds $75,000
                                                        in a calendar year for any
                                                        executive ($150,000 aggregate
                                                        limitation for all executive
                                                        flights in a calendar year),
                                                        or the additional flight is
                                                        expected to materially exceed
                                                        either limitation. In
                                                        calculating these limitations,
                                                        a non-business flight is valued
                                                        under method used for proxy
                                                        disclosure (i.e., incremental
                                                        costs to the corporation under
                                                        current SEC rules).

_____________________________________________________________________________________


Miscellaneous services  Chief Executive Officer and     $15,000/year
(investment counseling,  Chief Operating Officer
insurance counseling,
preparation of wills    Division Presidents and         $12,000/year
and trusts, tax          Executive Vice Presidents
counseling, income tax
preparation, estate     Senior Vice Presidents          $10,000/year
planning, and personal
financial planning)
(1)(2)


_____________________________________________________________________________________

Executive Physical      Chief Executive Officer,        Reimbursement for Annual
                         Chief Operating Officer,       Physical Examination
                         Division Presidents,
                         Executive Vice Presidents
                         and Senior Vice Presidents

_____________________________________________________________________________________

Disability              Chief Executive Officer,        52 weeks at full base pay
                         Chief Operating Officer,
                         Officer, Division Presidents,
                         Executive and Senior Vice
                         Presidents


Separation              Chief Executive Officer,        1 year salary and benefits
                         Chief Operating Officer,       continuation plus lump sum
                         Division Presidents,           bonus payment at conclusion
                         Executive and Senior
                         Vice Presidents (unless
                         otherwise


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                         provided in an individual       of one year period equal to
                         agreement with an officer)      80 percent of target
                                                         opportunity

____________________________________________________________________________________

Fees                     Board of Directors              Annual retainer - $50,000/
                                                                               year

                                                         Additional Annual retainer
                                                         for Lead Director - $75,000/
                                                                                 year

                                                         Committee Chair additional
                                                         annual retainer
                                                         Audit Committee  $10,000
                                                         Other Committees $7,500

                                                         Meeting Fee -     $  1,500/
                                                                               meeting

                                                         Committee
                                                         Meeting Fee  -    $  1,500/
                                                                               meeting

                                                         Fee for In-person meetings of
                                                         Outside Directors and in-
                                                         person business meetings
                                                         attended on Sprint's behalf
                                                         -                  $  1,500/
                                                                               meeting


____________________________________________________________________________________

* This summary is effective beginning February 8, 2005. Before that date, benefits and fees were as described in Exhibit 10(p) to the 10-K for the year ended December 31, 2003.
(1) Sprint reimburses for income taxes associated with these benefits.
(2) With respect to tax years after 2002, Sprint's independent auditor may not provide these services.





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